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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 1999


                      Vanderbilt Mortgage and Finance, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Tennessee
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


     333-75405-02                                       62-0997810
------------------------                    ---------------------------------
(Commission File Number)                    (IRS Employer Identification No.)


                        Vanderbilt Mortgage and Finance, Inc.
                        500 Alcoa Trail
                        Maryville, TN  37804
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: 423-380-3000



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.           Other Events

                  For the Remittance Dates of July 7, 1999 and June 7, 1999, The Chase Manhattan Bank, as Trustee, made the monthly distributions to the holders of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999B.

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits.

                           The following are filed herewith. The exhibit numbers
correspond with Item 601(b) of Regulation S-K.

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
         Exhibit No.            Description                                     Page
         -----------            -----------                                     ----
            20                  Monthly Reports delivered by                      3
                                the Trustee to Certificateholders in
                                connection with the distributions on the
                                Remittance Dates specified in Item 5 above.
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VANDERBILT MORTGAGE AND FINANCE, INC.,
                                  as Servicer

                                  By:    /s/ David R. Jordan
                                         -------------------
                                  Name:  David R. Jordan
                                  Title: Secretary

Dated: July 7, 1999